UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




                  February 22, 1994  (February 22, 1994)
- ---------------------------------------------------------------------------
             Date of Report (Date of earliest event reported)



                           AMERICAN BRANDS, INC.
- ---------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



             Delaware                     1-9076            13-3295276
- ---------------------------------------------------------------------------
   (State or other jurisdiction        (Commission        (IRS Employer
         of incorporation)             File Number)    Identification No.)



    l700 East Putnam Avenue, Old Greenwich, Connecticut      06870-0811
- ---------------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code   (203) 698-5000
                                                     ----------------------

                 INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.   Other Events.
- ------    ------------

          The following exhibit is filed herewith as Exhibit 99 and is incorporated herein by reference:

               Exhibit 99 -- American Brands, Inc. and Subsidiaries (i) Management's Discussion and Analysis of Results of Operations (1993 compared to 1992 and 1992 compared to 1991) and Financial Review, (ii) Consolidated Statement of Income for the years ended December 31, 1993, 1992 and 1991, (iii) Consolidated Balance Sheet as of December 31, 1993 and 1992, (iv) Consolidated Statement of Cash Flows for the years ended December 31, 1993, 1992 and 1991, (v) Consolidated Statement of Common Stockholders' Equity for the years ended December 31, 1993, 1992 and 1991, (vi) Notes to Consolidated Financial Statements, (vii) Report of Independent Accountants, (viii) Report of Management, (ix) Information on Business Segments and (x) Eleven-Year Consolidated Selected Financial Data.

References in such Exhibit to the Company are, unless the context otherwise requires, to Registrant.

Item 7.   Financial Statements and Exhibits.
- ------    ---------------------------------

          (c)  Exhibits.
               --------

          23.  Consent of Independent Accountants, Coopers & Lybrand.

          99. American Brands, Inc. and Subsidiaries (i) Management's Discussion and Analysis of Results of Operations (1993 compared to 1992 and 1992 compared to 1991) and Financial Review, (ii) Consolidated Statement of Income for the years ended December 31, 1993, 1992 and 1991, (iii) Consolidated Balance Sheet as of December 31, 1993 and 1992, (iv) Consolidated Statement of Cash Flows for the years ended December 31, 1993, 1992 and 1991, (v) Consolidated Statement of Common Stockholders' Equity for the years ended December 31, 1993, 1992 and 1991, (vi) Notes to Consolidated Financial Statements, (vii) Report of Independent Accountants, (viii) Report of Management, (ix) Information on Business Segments and (x) Eleven-Year Consolidated Selected Financial Data.

          This Current Report shall not be construed as a waiver of the right to contest the validity or scope of any or all of the provisions of the Securities Exchange Act of 1934 under the Constitution of the United States, or the validity of any rule or regulation made or to be made under such Act.

                                 SIGNATURE
                                 ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AMERICAN BRANDS, INC.
                                        ---------------------
                                             (Registrant)


                                        By    Robert L. Plancher
                                          --------------------------------
                                          Robert L. Plancher
                                          Senior Vice President and
                                             Chief Accounting Officer


Date:  February 22, 1994

                               EXHIBIT INDEX
                               -------------




                                                           Sequentially
Exhibit                                                   Numbered Page
- -------                                                   -------------


  23.      Consent of Independent Accountants, Coopers
           & Lybrand.

  99.      American Brands, Inc. and Subsidiaries (i)
           Management's Discussion and Analysis of
           Results of Operations (1993 compared to
           1992 and 1992 compared to 1991) and
           Financial Review, (ii) Consolidated
           Statement of Income for the years ended
           December 31, 1993, 1992 and 1991, (iii)
           Consolidated Balance Sheet as of December
           31, 1993 and 1992, (iv) Consolidated
           Statement of Cash Flows for the years ended
           December 31, 1993, 1992 and 1991, (v)
           Consolidated Statement of Common
           Stockholders' Equity for the years ended
           December 31, 1993, 1992 and 1991, (vi)
           Notes to Consolidated Financial Statements,
           (vii) Report of Independent Accountants,
           (viii) Report of Management, (ix)
           Information on Business Segments and (x)
           Eleven-Year Consolidated Selected Financial
           Data.